Exhibit 10.53
THIRD AMENDMENT TO THE PROGRESSIVE COPORATION EXECUTIVE
DEFERRED COMPENSATION PLAN
(2010 AMENDMENT AND RESTATEMENT)

WHEREAS, The Progressive Corporation ("Company") currently maintains The Progressive Corporation Executive Deferred Compensation Plan ("Plan") pursuant to the 2010 Amendment and Restatement; and

WHEREAS, the Company desires to amend the Plan further;

NOW THEREFORE, the Plan is hereby amended as follows, effective March 31, 2015:

1.	Section 1.1 of Article 1 of the Plan is hereby amended and restated in its entirety to provide as follows:

"Affiliated Company" means any corporation included in the affiliated group of corporations as defined in Section 1504 of the Code (determined without regard to 1504(b) of which the Company is the common parent corporation, excluding ARX Holding Corp. and its direct and indirect subsidiaries.

IN WITNESS THEREOF, The Progressive Corporation has hereunto caused this Amendment to be executed by its duly authorized representative on the 26th day of March, 2015.

THE PROGRESSIVE CORPORATION

By:______________________________

Title:_____________________________